Exhibit 10.9

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Agreement”) is entered into as of the date set forth below by and between the undersigned subscriber (the “Subscriber”) and SUN, a Wyoming corporation (the “Company”), in connection with the offering of shares of the Company’s common stock.

1. Subscription

The Subscriber hereby subscribes for and agrees to purchase from the Company the number of shares of common stock (the “Shares”) set forth below at a purchase price of $0.01 per share, pursuant to the terms of the Company’s registration statement on Form S-1, as filed with the Securities and Exchange Commission (the “Offering”).

2. Purchase Price

The total purchase price for the Shares shall be paid in full at the time of subscription by wire transfer, check, or other method acceptable to the Company. The subscription is irrevocable once accepted by the Company.

3. Acceptance of Subscription

This Agreement shall not be binding on the Company until accepted and executed by an authorized officer of the Company. The Company reserves the right, in its sole discretion, to reject this subscription in whole or in part for any reason prior to acceptance.

4. Offering Terms

The Offering is being made on a “best efforts”, self-underwritten basis, and is for up to 12,000,000 shares of common stock. The Offering will remain open until the earlier of (i) the sale of all offered shares or (ii) the expiration of 270 days from the effective date of the registration statement, unless extended by the Company for an additional 90 days.

5. Representations and Warranties of Subscriber

The Subscriber represents and warrants to the Company that:

•	The Subscriber has received and reviewed the prospectus forming part of the Company’s registration statement on Form S-1.

•	The Subscriber is acquiring the Shares for its own account and not with a view toward resale or distribution, unless in compliance with applicable securities laws.

•	The Subscriber acknowledges that no governmental agency has passed upon the merits or risks of this investment.

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6. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming, without regard to conflicts of law principles.

7. Entire Agreement

This Agreement contains the entire understanding of the parties and may not be modified or amended except in writing signed by both parties.

IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement as of the date written below.

SUBSCRIBER:
Name: ___________________________________
Signature: ________________________________
Date: ____________________________________
Number of Shares Subscribed: _______________
Total Purchase Price ($0.01 per share): $_________

SUN
By: ______________________________________
Name: Michael Ssebugwawo Muyingo
Title: Chief Executive Officer
Date: ____________________________________

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